UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 26, 2017 (July 20, 2017)

Community Healthcare Trust Incorporated

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 771-3052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2017, Community Healthcare Trust Incorporated (the “Company”) and its subsidiary, Community Healthcare OP, LP, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., Evercore Group L.L.C. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named in Schedule A of the Underwriting Agreement (collectively, the “Underwriters”), providing for the offer and sale (the “Offering”) in a firm commitment underwritten offering of an aggregate of 4,250,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $23.45 per share. Pursuant to the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 637,500 shares of Common Stock, which the Underwriters elected to exercise in full on July 24, 2017.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 to this Current Report on Form 8-K.

The Shares were offered pursuant to a shelf registration statement on Form S-3 (File No. 333-213614) declared effective by the Securities and Exchange Commission (the “Commission”) on September 26, 2016 (the “Registration Statement”), including the Company’s prospectus contained therein, as supplemented by a preliminary prospectus supplement, dated July 18, 2017, filed with the Commission on July 18, 2017 pursuant to Rule 424(b) of the Securities Act, and a related final prospectus supplement, dated July 20, 2017, filed with the Commission on July 21, 2017 pursuant to Rule 424(b) of the Securities Act.

In connection with the Offering, the legal opinions of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC are filed herewith as Exhibits 5.1 and 8.1.

Item 8.01 Other Events.

On July 26, 2017, the Company issued a press release (the “Press Release”) announcing the closing of the Offering. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
1.1

Underwriting Agreement, dated July 20, 2017, by and among Community Healthcare Trust Incorporated, Community Healthcare OP, LP, Sandler O’Neill & Partners, L.P., Evercore Group L.L.C. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named in Schedule A of the Underwriting Agreement

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC with respect to certain tax matters
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibits 5.1 and 8.1 above)
99.1	Press Release of Community Healthcare Trust Incorporated, dated July 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes
	Name:	W. Page Barnes
	Title:	Executive Vice President and Chief Financial Officer

Date: July 26, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
1.1

Underwriting Agreement, dated July 20, 2017, by and among Community Healthcare Trust Incorporated, Community Healthcare OP, LP, Sandler O’Neill & Partners, L.P., Evercore Group L.L.C. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named in Schedule A of the Underwriting Agreement

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC with respect to certain tax matters
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibits 5.1 and 8.1 above)
99.1	Press Release of Community Healthcare Trust Incorporated, dated July 26, 2017